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                               SUPPLEMENT TO THE

                         SCHWAB S&P 500 INDEX PORTFOLIO

                        PROSPECTUS DATED APRIL 30, 2007

                   SCHWAB MARKETTRACK GROWTH PORTFOLIO II(TM)

                        PROSPECTUS DATED APRIL 30, 2007

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF MAY 21, 2007.

SCHWAB S&P 500 INDEX PORTFOLIO

Under the section titled "Fund management," the biography for Tom Brown is deleted.

SCHWAB MARKETTRACK GROWTH PORTFOLIO II

Under the section titled "Fund management," the biography for Tom Brown is deleted and the following biography added.

CAROLINE LEE, a managing director and portfolio manager of the investment adviser, co-manages the portfolio. Prior to joining the firm in November 2005, she worked in asset management for over four years overseeing sub-advisor relationships in the pension group of a major corporation. She has also had three years of previous experience in investment management at another financial services firm.

                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
(C)2007 All Rights Reserved